THOMAS W. KLASH
                                                  CERTIFIED PUBLIC ACCOUNTANT



March 21, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


RE:   CORRECTIONS SERVICES, INC.
      FILE REF. NO. 33-02035-A


Gentlemen:

I was previously the principal accountant for Corrections Services, Inc. and, under the date of February 11, 1999, I reported on the consolidated financial statements of Corrections Services, Inc. and Subsidiary as of December 31, 1998 and for the three years then ended. On February 16, 2000, I resigned. I have read Corrections Services, Inc.'s included under Item 4. of its Form 8-K dated February 15, 2000 (filed March 3, 2000) and I agree with such statements.

Very truly yours,


/s/Thomas Klash
Thomas W. Klash
















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